Dear Shareholder:

The Victory Variable Insurance Funds Prospectus is being revised to reflect a change in the Diversified Stock Fund’s Distributor.

The Victory Variable Insurance Funds

Diversified Stock Fund

Supplement dated August 31, 2007
To the Prospectus dated April 16, 2007

1.               On Page 18, under the heading “Other Service Providers,” insert the following language as the first and second paragraphs.

Subject to receipt of regulatory approvals, on or about November 15, 2007, KeyCorp, 127 Public Square, Cleveland, Ohio 44114, will acquire all of the outstanding shares of the Funds’ principal underwriter, Victory Capital Advisers, Inc. (the “Distributor”).  Upon the completion of the transaction, the Distributor will be an affiliate of the Adviser, and will no longer be a subsidiary of BISYS Fund Services Ohio, Inc. (“BISYS”).

Effective August 1, 2007, BISYS, the Funds’ sub-administrator, sub-fund accounting agent, transfer agent and dividend disbursing agent is re-named Citi Fund Services Ohio, Inc. in connection with the acquisition of BISYS Group, Inc., the parent company of BISYS, by Citibank N.A.

Please insert this supplement in the front of your prospectus.  If you wish to obtain more information, please call your participating insurance company.

VF-VVIDSF-SUPP1